                                                                Exhibit 10.29(a)

                      MCI TELECOMMUNICATIONS CORPORATION

      SECOND AMENDMENT TO THE MASTER AGREEMENT FOR MCI ENHANCED SERVICES

AGREEMENT No. ___________________    Date: September 10, 1997
with:

                         Galileo International, L.L.C.
                             5350 S. Valentia Way
                             Englewood, CO  80111


This Second Amendment, made as of the above date, (the "Amendment"), is entered into by and between MCI Telecommunications Corporation, a Delaware corporation ("MCI"), having a principal place of business at MCI Center Three Ravinia Drive, Atlanta, Georgia 30346-2102 and Galileo International, L.L.C., formerly doing business as Galileo International Partnership ("Galileo") with offices at 5350
S. Valentia Way, Englewood, Colorado 80111.

MCI and Galileo have entered into the Master Agreement for MCI Enhanced Service dated April 2, 1996, (the "Master Service Agreement") under which MCI has agreed, in exchange for volume commitment with minimum charges, to make available for Galilee's use, certain services including by reference MCI CPE Service, management of assets, installation, and maintenance of machinery, equipment, other personal property, software. Galileo agrees to pay for Equipment and Services set forth in this Second Amendment (including Schedule No. 5 below) and the Master Agreement under the terms set forth herein. Now therefore, MCI and Galileo agree as follows:

EXCEPT FOR THE TERMS FOUND SECTION 3, TITLED PAYMENT OF MCI INVOICES, SECTION 5. TITLED NO OFFSET, SECTION 10, TITLED TAXES, SECTION 12 TITLED INDEMNIFICATION,
SECTION 14, TITLED ASSIGNMENT, SECTION 15, TITLED ASSIGNMENT BY MCI, SECTION 17 TITLED DEFAULT, AND SECTION 19, TITLED REMEDIES, IN THE EVENT OF A CONFLICT BETWEEN THIS AMENDMENT AND THE MASTER SERVICE AGREEMENT, OR ANY OTHER WRITTEN OR ORAL AGREEMENT BETWEEN MCI AND GALILEO CONCERNING THE SUBJECT MATTER HEREIN, THE TERMS AND CONDITIONS OF THE MASTER SERVICE AGREEMENT SHALL TAKE PRECEDENCE.

1. The last sentence of Section 1 to the Master Services Agreement shall be deleted.

2. Section 4.2 to the Master Services Agreement shall be deleted and the following new Section 4.2 shall be inserted in its place;
     4.2 ESA Schedules. Each MCI Enhanced Service provided under this Agreement shall have a corresponding ESA Schedule specifying the applicable rates, discounts and other terms and conditions on which MCI will provide such MCI Enhanced Service. Except as expressly set forth in this Second Amendment (including ISA Schedule No. 5 below), to the extent that the terms and conditions of any other ESA Schedule are inconsistent with the terms and conditions of the Master Agreement, the ESA Schedule shall govern with respect to the corresponding MCI Enhanced Service.

3.   The following new Section 16.11 shall be added to the Master Service
     Agreement:

     16.1.1 Notice. Any notice or other communication required to be given to the other part under this Agreement shall be given in writing, in the English language and either (1) delivered in person, (2)sent by United States certified or registered mail, postage prepaid, or (3) sent by an overnight courier service, to the following addresses:


                   MCI/Galileo International - Confidential

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If to MCI:

MCI Telecommunications Corporation
3 Ravinia Drive
Atlanta, Georgia  30346
Attention:  Legal Affairs

With a copy to:

MCI Telecommunications Corporation
205 N. Michigan Ave.
Chicago, IL  60601
Attention: CNA Legal Affairs-Director

If to Galileo:

Galileo International, L.L.C.
5350 S. Valentia Way
Englewood, Colorado  80111
Attention:  Purchasing Manager

     The address for notice may be changed by giving written notice in accordance with this Section. If mailed in accordance with this Section, notice shall be deemed given three (3) days after mailing. If sent by an overnight courier service, notice shall be deemed given one (1) day after deposit with the courier service.

4. Except for the Certificate dated August 9, 1996, Schedule No. 5, titled MCI Telecommunications Master Payment Agreement is hereby deleted in its entirety and replaced with the following. Equipment leased under the terms and conditions of the deleted Schedule No. 5 shall be governed by the terms and conditions of the new Schedule No. 5.

                                SCHEDULE NO. 5

Pursuant to the terms of this Schedule No. 5, MCI will, within the payment term (as hereinafter defined) of this Schedule No. 5 provide to Galileo the certain machinery, equipment, other personal property (the "Equipment") listed in the Equipment Schedule attached hereto and incorporated by reference (the "Equipment Schedule"). Capitalized terms used and not defined herein shall mean and refer to the corresponding items on the Equipment Schedule.

1.   TERM:
     This Schedule No. 5 shall be effective as of the above date, provided MCI accepts this Schedule No. 5 in writing and shall continue as long as the Master Services Agreement is in effect. The payment term of this Schedule No. 5 (the "Payment Term") shall be defined in the Equipment Schedule and shall continue for the number of months set forth therein, unless such term has been extended or otherwise modified in a writing executed by MCI and Galileo. Galileo's execution of the Equipment Schedule shall evidence its binding commitment of acceptance of the Equipment described therein upon the terms and conditions of this Schedule No. 5 and the Equipment Schedule. Equipment not listed on the original Equipment Schedule shall be provided pursuant to the terms of this Schedule No. 5 only upon mutual agreement of the parties evidenced by the execution of additional Equipment Schedules signed by an officer of MCI and an authorized representative of Galileo.


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

2.   PAYMENT OF MCI INVOICES:
     Unless otherwise agreed, all amounts due to supplied Equipment shall be billed and paid in U.S. Dollars. Galileo shall pay, within in thirty (30) calendar days after receipt of MCI's invoice, a payment or use of the Equipment. Each monthly payment shall be billed at least thirty (30) calendar days in advance of the actual due date in order for Galileo to meet the due date specified in the prior sentence. Failure of MCI to invoice Galileo in a timely manner for any amounts due hereunder shall not be deemed a waiver by MCI of its rights to payment therefor. Such payments shall be subject to Section 5 below.

3.   ORDER AND ACCEPTANCE OF EQUIPMENT, SOFTWARE:
     Galileo has agreed to the selection of all of the Equipment, Software and Services identified on the Equipment Schedule and approves the manufacturer, supplier or licenser thereof (the "Supplier(s)"). As soon as practicable after the date on which the Equipment is delivered, Galileo will execute an acknowledgment of delivery of each delivered Equipment through a mutually agreeable electronic form.

4.   DISCLAIMER:
     GALILEO ACKNOWLEDGES THAT (A) MCI REPRESENTS THAT THE SIZE, DESIGN, CAPACITY OF THE NETWORK AND THE MANUFACTURER OF THE EQUIPMENT HAVE BEEN PROVIDED BY MCI BASED UPON INFORMATION AND REQUIREMENTS PROVIDED BY GALILEO; (B) MCI IS NOT A MANUFACTURER, DEALER, OR DISTRIBUTOR OF ANY EQUIPMENT; (C) NO MANUFACTURER OR SUPPLIER OR ANY OF THEIR REPRESENTATIVES IS AN AGENT OF MCI OR AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS SCHEDULE NO. 5 AND (D) MCI'S WARRANTY OBLIGATIONS, IF ANY, WITH RESPECT TO THE EQUIPMENT ARE SET FORTH IN THIS SCHEDULE NO. 5. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SCHEDULE NO. 5, MCI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY EQUIPMENT. MCI SPECIFICALLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     THIS WRITING SHALL, IN NO WAY, RESTRICT GALILEO FROM SEEKING ALTERNATIVE SUPPLIERS OF SUCH EQUIPMENT AS GALILEO SPECIFIES UNDER ITS OWN NORMAL BUSINESS PRATICES AND FOR WHICH IT ENTERS INTO AN AGREEMENT INDEPENDENT OF THIS SCHEDULE NO. 5. NO REPRESENTATION BY ANY SUPPLIER(S) SHALL IN ANY WAY AFFECT GALILEO'S DUTY TO PAY THE PAYMENTS (AS DEFINED IN THE EQUIPMENT SCHEDULE) AND PERFORM ITS OBLIGATIONS UNDER THIS SCHEDULE NO.5.

5.   NO OFFSET:
     GALILEO'S OBLIGATIONS TO PAY ALL AMOUNTS UNDER THIS SCHEDULE NO. 5 SHALL BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY SET-OFF, COUNTERCLAIM, ABATEMENT, REDUCTION, RECOUPMENT, INTERRUPTION OR DEFENSE FOR ANY REASON WHATSOEVER, INCLUDING DEFECTS OR FAILURE IN, LOSS OF USE OR POSSESSION OF, DISCONTINUANCE OF THE EQUIPMENT, SOFTWARE OR SERVICES. THE PAYMENTS UNDER THIS SCHEDULE NO. 5 CANNOT BE PREPAID BY GALILEO UNLESS AGREED IN WRITING BY MCI.

     THIS AMENDMENT AND GALILEO'S OBLIGATIONS HEREUNDER WILL SURVIVE UNMODIFIED, ANY AMENDMENT, MODIFICATION, TERMINATION OR CONCLUSION OF MASTER SERVICE AGREEMENT, EXCEPT IN THE EVENT OF A PROPER TERMINATION OF THE MASTER SERVICES AGREEMENT BY GALILEO PURSUANT TO SECTION 8.3 OF THE MASTER SERVICE'S AGREEMENT, THIS AMENDMENT SHALL ALSO TERMINATE.


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6.   TITLE TO AND LOCATION OF EQUIPMENT AND SOFTWARE:
     (a) Title to each item of Equipment shall remain with MCI or its assigns at all times and Galileo shall have no right, title or interest therein except as expressly set forth in this Schedule No. 5. Galileo, at its expense, will keep the Equipment free and clear of all claims, liens and encumbrances, other than those which result from acts of MCI or its assigns.

     (b) The equipment shall be delivered to the location specified in the Equipment Schedule or to such locations otherwise directed in writing by Galileo to MCI. Once installed at a location, Galileo may request MCI in writing to relocate, displace or move the Equipment. Such relocation, displacement or move shall be at the charges set forth in the Master Service Agreement and below, if any. In no event shall Galileo use any other entity to relocate, displace or move the Equipment without the prior written consent of MCI.

     Galileo agrees to pay the monthly amount specified in the Equipment Schedule during each month of the Payment Term for the use of the Equipment as of the installation date in the Equipment Schedule. It is agreed by the parties that the monthly charge for all Equipment identified on the Equipment Schedule has been determined based upon the expected installation date and location for each piece of Equipment identified in the Equipment Schedule. Within thirty days from the last installation date identified in the Equipment Schedule, the monthly amount shall be adjusted based upon any changed in MCI's costs resulting from the difference between the expected installation date and location and the actual installation date and location of such Equipment.

7.   USE OF EQUIPMENT; INSPECTION:
     During the Payment Term, MCI, Galileo or Galileo's customer may possess and use the Equipment in accordance with this Schedule No. 5 free and clear of any claims arising by, through or under MCI, provided that Galileo is in compliance with the terms of this Schedule No. 5. MCI shall have the right, upon reasonable prior notice to Galileo and during regular business hours, to inspect and service the Equipment.

8.   FURTHER ASSURANCES:
     MCI is authorized to file financing statements (with respect to the Equipment and this Schedule No. 5), at the expense of MCI, signed only by MCI or signed by MCI on behalf of Galileo, as Galileo's attorney in fact, with respect, only, to this matter under this Schedule No. 5. Any such filings shall not be deemed evidence of any intent to create a security interest under the Uniform Commercial Code. At the expiration or termination of this Schedule No. 5, subject to Galileo's payment of all amounts due or return of the Equipment to MCI as described herein, all such filed financing statements shall be released at MCI's expense. Galileo agrees to promptly notify MCI in writing of any change in Galileo's financial standing or corporate or business name or in the location of its principal place of business.

9.   EVENT OF LOSS:
     If any item of Equipment is lost, stolen, destroyed or otherwise rendered permanently unfit or unavailable for use from any cause whatsoever (an "Event of Loss") after its delivery to Galileo, Galileo shall promptly notify MCI. MCI shall replace the item of Equipment in a commercially reasonable manner. MCI shall be responsible for insuring the Equipment, whether through itself or through a commercial insurance carrier. DESPITE AN EVENT OF LOSS, GALILEO'S OBLIGATIONS TO PAY ALL AMOUNT UNDER THIS AMENDMENT SHALL CONTINUE TO BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY SET-OFF, COUNTERCLAIM, ABATEMENT, REDUCTION, RECOUPMENT, INTERRUPTION OR DEFENSE FOR ANY REASON WHATSOEVER, INCLUDING MCI'S FAILURE TO REPLACE THE EQUIPMENT.


                   MCI/Galileo International - Confidential

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10.  TAXES:
     (a) With the single exception of point 10(b); Galileo shall timely pay all assessments, license fees, taxes (including sales, use excise, ad valorem, stamp, documentary and other taxes) and all other governmental charges, fees, fines, or penalties whatsoever, whether payable by MCI or Galileo, on or relating to the Payments, Equipment, Software or Services, or the use, registration, rental, shipment, transportation, delivery, ownership or operation thereof, and on or relating to this Schedule No. 5; excluding, however, MCI's net income taxes or fees, fines or penalties due solely to the negligence of MCI. Applicable sales and use taxes shall be billed by MCI subject to Section 3, hereof, and paid with the Payments unless Galileo provides evidence of direct payment authority or an exemption certificate valid in the state where the Equipment and/or Software is located.

     (b) Galileo agrees that it will not list or report any Equipment for property tax purposes. MCI or its assigns will list, report and pay the property taxes.

11.  LATE CHARGES:
     TIME IS OF THE ESSENCE. A charge on any Payments or other sums due hereunder which are past due shall accrue at the rate of twelve percent (12%) per annum, or if such rate exceeds the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand.

12. INDEMNIFICATION: MCI and Galileo agree to indemnify each other and each of their respective employees, officers, directors, and agents for any damages arising out of or relating to personal injury, death or property damage incurred by the other arising out of the indemnifying parties acts, omissions or breach of its obligations hereunder provided, however, the party seeking indemnification shall promptly notify the indemnifying part of any such claims, liabilities, actions, suits or proceedings so as not to prejudice the indemnifying party's ability to defend such claims, liabilities, actions, suits or proceedings. In the event the failure of the part seeking indemnification to promptly notify the indemnifying part prejudices the defense of any such claim, liability, action, suit or proceeding, the indemnifying part shall be relieved of any obligation under this section to provide such indemnification.

     MCI agrees to defend, indemnify and hold Galileo, its owners, officers and employees, harmless against any liability or claim that any Equipment, or component thereof, is in violation of any U.S., European Community or Canadian patent, copyright, or trademark and MCI will pay resulting costs, damages and attorney's fees finally awarded, provided that (1) Galileo promptly notifies MCI of any such claim; (2) Galileo, at MCI's expense, provides MCI with all reasonable information and assistance necessary to defend or settle such liability or claim; and (3) MCI has sole control of the defense and related settlement negotiations. If such liability or claim occurs or, in MCI's opinion, is likely to occur, Galileo agrees to permit MCI, at MCI's option and expense, either to procure for Galileo the right to continue using the Equipment in question or replace or modify the same so that it becomes non-infringing and provides a reasonably similar level of service, as is possible under the circumstances. MCI shall have no obligation to defend Galileo or to pay any costs, damages or attorney's fees for any claim based upon the use of the Equipment with products or services obtained independently of MCI, or based upon the use of the Equipment, or any component thereof, unless such combination or use has been suggested by MCI to Galileo as set forth in a manual, marketing collateral or other document specifically provided by MCI to Galileo. This indemnity shall apply to the use of all Equipment identified on an executed Equipment Schedule, except to the extent there is a conflicting indemnity provision in the Equipment Schedule for a particular make, model or type of Equipment, the indemnity in the applicable Equipment Schedule shall apply to such Equipment in lieu of the one above.

     This section states the entire obligation of MCI with respect to the infringement of any proprietary rights.


                   MCI/Galileo International - Confidential

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13.  REPRESENTATIONS AND WARRANTIES:

Galileo and MCI represent and warrant to the other that as of the date of each Equipment Schedule and delivery of the Equipment:

(a) Galileo has adequate power and capacity to enter into this Second Amendment, including this Schedule No. 5, the Equipment Schedule, the acknowledgment of delivery of the Equipment and any other documents required to be delivered in connection with this Schedule No. 5 (collectively, the "Documents"), Galileo's execution, delivery and performance of the Documents have been duly authorized by all necessary corporate or partnership action and constitute valid, legal and binding agreements, enforceable in accordance with their terms; there are no proceedings presently pending or threatened against Galileo which will impair its ability to perform under this Schedule No. 5; and all information supplied to MCI by Galileo is complete, accurate and not materially misleading.
(b) MCI or its agents and representatives hereby assert that during the term of this Schedule No. 5 and each Equipment Schedule that MCI or its agents or representatives will enforce the manufacturers' and licensers' warranties and MCI shall hold harmless Galileo from MCI's failure to use reasonable efforts to enforce such warranties.
(c) MCI or its agents and representatives hereby assert that so long as Galileo shall not be in default of any of the provisions of this Schedule No. 5 or Equipment Schedule or the Master Agreement, MCI or its agents and representative will not disturb Galileo's quiet and peaceful possession of the Equipment and Galileo's unrestricted use thereof for its intended purposes.
(d) The Equipment and Software shall only be used in Galileos trade or business, in accordance with applicable law.
(e) The product(s) identified in the Equipment Schedule that will record, store, process and present calendar dates falling or on after January 1, 2000 in the same manner and with the same functionally and performance levels as did such product(s) on or before December 31, 1999, product(s) functionality and performance levels will not be degraded in anyway by the introduction of records containing or combining records and/or logic before December 31, 1999 and/or on or after January 1, 2000. In the event that the identified products are not as described in this paragraph, Galileo's sole and exclusive remedy and MCI's sole obligation shall be the repair or replacement of the products In the event that the products cannot be repaired or replaced, then MCI shall accept return of the product(s) and release Galileo of its obligations hereunder with respect to any further payment for such returned Equipment. This Section 13(e) shall apply to all Equipment identified on an executed Equipment Schedule, unless there is a conflicting provision in the Equipment Schedule relating to Year 2000 capabilities of a particular make, model or type of Equipment in which case the Year 2000 provision of the applicable Equipment Schedule shall apply to such Equipment in lieu of the terms of this Section 13(e). IN NO EVENT SHALL MCI BE UNDER ANY OBLIGATION TO PROVIDE ADDITIONAL EQUIPMENT, PURSUANT TO THIS AGREEMENT IF MIC, IN ITS SOLE DISCRETION, DETERMINES THAT SUCH EQUIPMENT IS NOT COMPLIANT WITH THE REPRESENTATIONS IDENTIFIED IN THIS
     SECTION 13(E).

14.  ASSIGNMENT:

     EXCEPT AS OTHERWISE PROVIDED HEREIN, AND IN SECTION 15 BELOW, NEITHER PARTY MAY, WIHOUT THE OTHER PARTY'S PRIOR WRITTEN CONSENT, BY OPERATION OF LAW OR OTHERWISE, (A) ASSIGN, TRANSFER, PLEDGE, ENCUMBER OR OTHERWISE DISPOSE OF THIS SCHEDULE, NO. 5, OR THE EQUIPMENT OR ANY INTEREST THEREIN, OR (B) SUBLEASE OR LEND THE EQUIPMENT OR PERMIT THIS EQUIPMENT TO BE USED BY ANYONE OTHER THAN GALILEO OR GALILEO'S EMPLOYEES; PROVIDED, HOWEVER, THAT GALILEO MAY ASSIGN ALL, BUT NOT LESS THAN ALL, OF THE EQUIPMENT TO GALILEO, INC. IN CONJUNCTION WITH AN INITIAL PUBLIC OFFERING (PO) OR TO AN ENTITY NOT A


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     COMPETITOR OF MCI THAT IS CONTROLLED BY, CONTROLS OR IS UNDER COMMON
     CONTROL WITH GALILEO, INCLUDING BUT NOT LIMITED TO A SUCCESSOR ENTITY ("AFFILIATE"), PROVIDED. FURTHER (1) GALILEO, INC. OR SUCH AFFILIATE HAS ON THE DATE OF SUCH ASSIGNMENT, AND SHALL MAINTAIN AT ALL TIMES AFTER ASSIGNMENT, A NET WOTH (EXCLUDING INTERCOMPANY BALANCES) EQUAL TO OR GREATER THAN FOUR TIMES MINIMUM PAYMENTS REMAINING UNDER THIS SCHEDULE NO. 5; (LL) GALILEO, INC. OR SUCH AFILIATE SHALL ASSUME PURSUANT TO AN AGREEMENT AGREEABLE TO MCI ANY AND ALL OF GALILEO'S RIGHTS AND OBLIGATIONS UNDER THIS SCHEDULE NO. 5; (LLL) SUCH ASSIGNMENT SHALL NOT RELEASE GALILEO OF ANY CLAIM WHICH MCI HAS AGAINST GALILEO; AND (LV) GALILEO RETAINS UNINTERRUPTED POSSESSION AND CONTROL OF THE EQUIPMENT.

15.  ASSIGNMENT BY MCI:

     UPON NOTIFICATION TO GALILEO, MCI MAY ASSIGN, SELL OR ENCUMBER ALL OR ANY PART OF THIS SCHEDULE NO. 5, THE EQUIPMENT AND THE PAYMENTS AND OTHER AMOUNTS DUE HEREUNDER. ANY SUCH ASSIGNEE SHALL HAVE ALL OF THE RIGHTS, BUT NONE OF THE OBLIGATIONS, OF MCI UDNER THIS AMENDMENT, AND GALILEO SHALL NOT ASSERT AGAINST ANY SUCH ASSIGNEE ANY DEFENSE, COUNTERCLAIMS OR SET-OFF WHICH GALILEO MAY HAVE AGAINST MCI. Any such assignment (a) shall be subject to Galilee's right to possess and use the Equipment pursuant to Sections 7, and 13; and (b) shall not release any of Mica's obligations hereunder or any claim which Galileo has against MCI.

16.  RETURN OF EQUIPMENT:

     Upon expiration of the payment terms in the Equipment Schedule, Galileo, at its own risk and expense, will immediately allow MCI to have the Equipment deinstalled and returned to MCI in the same condition as when delivered, ordinary wear and tear excepted. If upon expiration of the payment terms in the Equipment Schedule, MCI does not arrange the deinstallation, pick up, or warehousing of the Equipment for return within 45 days of such expiration, Galileo may, at MCI's expense, arrange such deinstall, packing and shipping of the Equipment to MCI's Reno Distribution Center at 4950 Joule St., Reno, Nevada 89502, using industry standards for such deinstallation and shipment.

17.  DEFAULT

     Either party shall be in default under this Schedule No. 5 upon the happening of any of the following events or conditions (each, an "Event of Default"): (i) Either party fails to perform or breaches any other term, provision, representation or warranty contained in this Schedule No. 5, and such failure continues for thirty (30) days after written notice, or (ii) the rejection or revocation of acceptance of this Schedule No. 5 or any Equipment, by Galileo thereto; or (iii) the dissolution, termination of existence or discontinuance of business, or insolvency, business failure, or failure to pay debts as they mature; or (iv) the appointment of a receiver or assignment for the benefit of creditors of any substantial part of property, or the commencement of any proceedings under any bankruptcy, insolvency, reorganization or arrangement laws by or against Galileo or MCI, and if commenced against Galileo or MCI, such proceedings are not vacated within sixty (60) days.

18.  PAYMENT DEFAULT

     Galileo shall be in default under this Schedule No. 5 upon Galileo's failure to make any Payment when due under this Schedule No. 5 and such failure continues for twenty (20) business days after receipt of written notice thereof by MCI ("Event of Default").


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19.  REMEDIES

     Upon the occurrence of any Event of Default identified in Sections 17 or 18 above, and at any time thereafter, MCI may, without any further notice, do any one or more of the following in its sole discretion: (i) terminate this Schedule No. 5; (ii) personally, or by its agents, taken immediate possession from Galileo of any or all items of Equipment wherever found and for this purpose enter upon Galileo's premises where any item of Equipment is located and remove such items of Equipment with due process of law, and free from all claims by Galileo, including but not limited to claims for storage fees or for any data or information remaining in or accompanying any such repossessed Equipment, and (iii) declare all future payments, together with all other sums then due and payable hereunder (including, but not limited to, accrued and unpaid payments, late charges, indemnity amounts, legal fees and costs), to be immediately due and payable without any presentment, demand or protest (all of which are hereby waived by Galileo).

     The defaulting party shall be liable for , and reimburse the other for, all reasonable and necessary legal fees and all commercially reasonable costs and expenses incurred by the other as a result of an Event of Default hereunder or the exercise of its remedies.

     No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available at law or in equity.

20.  SURVIVAL/SEVERABILITY:

     All indemnities and assumptions of liability shall continue in full force and effect notwithstanding the expiration or termination of any Payment Term. Any provision of this Schedule No. 5 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof. Such remaining provisions shall be construed to effectuate the intent of the parties as set forth herein.

21.  NOTICES, PARTIES:

     All notices or demands required or permitted hereunder shall be given to the parties, as provided in Section 16.1.1 titled Notice of the Master Service Agreement.

22.  CONSTRUCTION:

     This Schedule No. 5 shall in all respects be governed by and construed in accordance with the laws of the State of Illinois. The titles of the Sections of this Schedule No. 5 are for convenience only and shall not define or limit any of the terms or provisions hereof. Galileo acknowledges that MCI would not enter into this Schedule No. 5 unless the laws of the State of Illinois applied hereto. All parties hereby submit to the non-exclusive jurisdiction of any Federal or state court in the State of Illinois in any action or proceeding arising out of or relating to this Schedule No. 5, waives all objections to venue or based on inconvenience of forum with respect to any, such court and agreed that all claims in respect to such action or proceeding may be heard and determined in any such court.

23.  FINANCING, SECURITY INTEREST:

     In the event that this Schedule No. 5 is deemed to constitute a secured transaction, Galileo grants to MCI a first priority security interest in the Equipment and any additions, attachments, upgrades, accessions, repairs, modifications, replacements thereto and proceeds thereof, including insurance proceeds, to secure Galileo's payment of the Payments and all other payment obligations when due, and Galileo's performance of all of the terms and conditions of this Schedule No. 5.

24.  NO ACCORD AND SATISFACTION:

     No payment by Galileo or receipt by MCI of a lesser or greater amount than the Payments specified in the Equipment Schedule shall be deemed to be other than on account of the Payments, nor shall any


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     endorsement or statement on any check or letter accompanying any check or payment be deemed an accord and satisfaction. MCI may accept any such check or payment without prejudice to MCI's right to recover the balance of Payments or any other amount then due and owing hereunder or to pursue any other remedy provided in this Schedule No. 5.

25.  ENTIRE AGREEMENT, AMENDMENTS AND WIVERS:

     This Schedule No. 5 and the Equipment Schedule executed by MCI and Galileo constitute the entire agreement between MCI and Galileo with respect to the Equipment, its use, the Payments and other amounts due hereunder, and the Software, Services, and Fees, and supersede all prior proposals, communications and agreements, both written and oral, between the parties. NO TERM OR PROVISION OF THIS AMENDMENT OR ANY SCHEDULE MAY BE CHANGED, WAIVED, AMENDED OR TERMINATED EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BOTH MCI AND GALILEO, except that MCI may insert the serial numbers of any Equipment into the applicable Equipment Schedule.

     Either parties failure at any time to require strict performance under any provisions of this Schedule No. 5 shall not waive or diminish the others right thereafter to demand strict performance. Waiver of any Event of Default shall not be a waiver of any other or further Event of Default.

GALILEO HEREBY ACKNOWLEDGES THAT IT HAS READ, RECEIVED, RETAINED A COPY OF, AND UNDERSTAND THIS AMENDMENT, AND AGREES TO BE BOUND BY ALL OF ITS TERMS AND CONDITIONS UPON MCI SIGNING AND RETURNING SUCH COUNTER SIGNED COPY TO GALILEO.

IN WITNESS WHEREOF, MCI and Galileo have each caused this Amendment, including the terms of the Master Payment Schedule No. 5 identified herein, to be duly executed as of the date first above written.

Accepted at MCI's office:

MCI Telecommunications Corporation      Galileo International, L.L.C.



By: /s/ Edward W. Smith                 By:  /s/ James E. Barlett
    (Signature)                              (Signature)


For:
    Jon McGuire                              James E. Barlett
    (Printed Name)                           (Printed Name)

    V.P. Finance                             President & CEO
    (Title)                                  (Title)


                   MCI/Galileo International - Confidential

MCI GLOBAL RESOURCES, INC.



By: Anthony Cirielo

Name: Anthony Cirielo

Title: V.P.

Date: 9/30/97











                   MCI/Galileo International - Confidential

                       MCI TELECOMMUNICATIONS CORPORATION

                               EQUIPMENT SCHEDULE
                                       TO
      SECOND AMENDMENT TO THE MASTER AGREEMENT FOR MCI ENHANCED SERVICES,
                                 SCHEDULE NO. 5

1.  DESCRIPTION OF THE EQUIPMENT:

---------------------------------------------------------------------------------------------------------------------------------
     Site No.                     Site                                 Description                           Serial Number
                                                                                                             (if available)
---------------------------------------------------------------------------------------------------------------------------------
        1            American Airlines                (2) Motorola 6520 Router(s)
                     4000 North Mingo
                     Tulsa, OK  74116
     2 - 35                                           Next 34 Sites and Equipment Descriptions are
                                                      identified on the Document "Galileo Roll-up".
                                                      "Galileo Roll-up" is attached hereto and
                                                      incorporated by reference.
---------------------------------------------------------------------------------------------------------------------------------


2.  PAYMENT TERM:  36 months.

3.  MONTHLY PAYMENT FOR USE OF THE EQUIPMENT: $12,391.42

4. THE TERMS AND PROVISIONS OF SCHEDULE NO. 5 (OTHER THAN TO THE EXTENT THAT THEY RELATE SOLELY TO OTHER SCHEDULES OR EQUIPMENT LISTED ON OTHER SCHEDULES) ARE HEREBY INCORPORATED BY REFERENCE AND MADE A PART HEREOF. GALILEO PERMITS MCI TO INSERT SERIAL NUMBERS OF EQUIPMENT WHEN DETERMINED BY MCI.

5. GALILEO'S EXECUTION OF THIS EQUIPMENT SCHEDULE SHALL EVIDENCE ITS BINDING COMMITMENT OF ACCEPTANCE OF THE EQUIPMENT DESCRIBED ABOVE AND BY REFERENCE,
UPON THE TERMS AND CONDITIONS OF SCHEDULE NO. 5. GALILEO WILL BEGIN MAKING THE MONTHLY PAYMENT FOR USE OF THE EQUIPMENT WITHIN THIRTY DAYS OF ITS ACCEPTANCE OF THIS EQUIPMENT SCHEDULE.

6. ACCEPTANCE OF THIS SCHEDULE SHALL CAUSE GALILEO'S PAYMENT OBLIGATION UNDER MASTER PAYMENT AGREEMENT NO. 01740926 TO CEASE AFTER SEPTEMBER 30TH, 1997.
ANY PAYMENT OBLIGATION INCURRED BEFORE SEPTEMBER 30, 1997 SHALL CONTINUE TO BE DUE AND PAYABLE. PAYMENT OBLIGATIONS UNDER MASTER PAYMENT AGREEMENT 01740926 SHALL NOT CEASE IF THIS SCHEDULE IS NOT EXECUTED BY SEPTEMBER 30, 1997.

  MCI TELECOMMUNICATIONS CORPORATION            GALILEO INTERNATIONAL, L.L.C.
By   Edward W. Smith                         By  James E. Barlett
    for
Printed Name   Jon McGuire                   Printed Name   James E. Barlett

Title   V.P. Finance                         Title   President and CEO

Date    12-2-97                              Execution Date:  September 10, 1997


                   MCI/Galileo International - Confidential

----------------------------------------------------------------------------------------------------
                                           Router                    MCI                  Equipment
           SITE                             Type                 Install Date                Cost
----------------------------------------------------------------------------------------------------
American Airlines                Motorola 6520 Router               7/2/96         A      $ 7,329.07
4000 North Mingo                 Motorola 6520 Router               7/2/96                $ 7,329.07
Tulsa
OK
74116
Bill O'Brien
918-292-4583
----------------------------------------------------------------------------------------------------
Choice Hotels                    Motorola Vanguard 300 FRAD         7/2/96         A      $ 2,876.64
4225 East Windrose Drive
Phoenix
AZ
85032
Chester Grooms
602-953-4428
----------------------------------------------------------------------------------------------------
Galileo Data Center              HP Workstation                    10/10/96        A      $46,249.81
5350 South Valentia Way          Motorola 6520 Router              10/10/96        A      $ 8,253.70
Englewood                        Motorola 6560 Router                8/8/96        A      $15,679.30
CO                               Motorola 6560 Router                8/8/96        A      $12,949.30
80111                            Motorola 6560 Router                8/8/96        A      $11,039.60
Joe Chaney                       Motorola 6560 Router                8/8/96        A      $10,981.10
303-773-4189                     Cisco 2509 Terminal Server         9/20/96        A      $ 4,838.60
                                 Cisco 2509 Terminal Server         9/20/96        A      $ 4,838.60
                                 Motorola 6560 Router                8/8/96        A      $14,359.80
                                 Motorola 6560 Router                8/8/96        A      $12,695.80
                                 Motorola 6560 Router                8/8/96        A      $10,766.60
                                 Motorola 6560 Router                8/8/96        A      $10,708.10
                                 Cisco 2509 Terminal Server         9/20/96        A      $ 4,838.60
                                 Cisco 2509 Terminal Server         9/20/96        A      $ 4,838.60
                                 Motorola 6520 Router              10/18/96        A      $ 8,205.60
----------------------------------------------------------------------------------------------------
Carnival Cruise Lines            Motorola Vanguard 200 FRAD         10/3/96        A      $    2,860
3655 North West 87th Avenue
Miami
FL
33178
Bob Shamblin - ext. 5069
305-599-2600
----------------------------------------------------------------------------------------------------
USAir                            Motorola 6520 Router              10/15/96        A      $ 6,626.10
5642 University Parkway          Motorola 6520 Router              10/15/96        A      $ 7,135.70
Winston-Salem
NC
27105
Randolf Cole
910-744-6068
----------------------------------------------------------------------------------------------------


                   MCI/Galileo International - Confidential

----------------------------------------------------------------------------------------------------
                                           Router                    MCI                  Equipment
           SITE                             Type                 Install Date                Cost
----------------------------------------------------------------------------------------------------
EDS/System One                   Motorola 6520 Router             11/21/96         A      $ 5,030.85
9014 Research Drive              Motorola 6520 Router             11/22/96         A      $ 4,130.10
Charlotte                        Motorola 6520 Router               6/1/97         A      $ 5,259.70
NC
28213
Larry Molloy
704-549-5353
----------------------------------------------------------------------------------------------------
Delta Airlines                   Motorola 6520 Router             10/17/96         A      $ 4,659.20
1030 Delta Blvd.                 Motorola 6520 Router             11/22/96         A      $ 5,385.90
Atlanta                          Motorola 6520 Router               6/1/97         A      $ 5,259.70
GALILEO                          Motorola 6520 Router               6/1/97         A      $ 5,259.70
30320
Russ Larvenz
404-715-6360
----------------------------------------------------------------------------------------------------
Hertz Corporation                Motorola 6520 Router              1/28/97         A      $ 5,170.10
10401 North Pennsylvania
Okalahoma City
OK
73120
Ron Hudson
405-280-4002
----------------------------------------------------------------------------------------------------
Worldspan/TWA                    Motorola 6520 Router               6/1/97         A      $ 5,259.70
760 Doug Davis Drive, Suite B    Motorola Vanguard 200 FRAD         6/1/97         A      $ 2,347.70
Atlanta                          Motorola 6520 Router               2/5/97         A      $ 5,259.70
GALILEO                          Motorola 6520 Router              2/14/97         A      $ 5,259.70
30354
Steve Frangopoulos
404-209-3734
----------------------------------------------------------------------------------------------------
Holland American Cruise          Motorola Vanguard 200 FRAD         1/6/97         A      $ 2,809.30
300 Elliott Avenue West
Seattle
A
98119
Mat Jozwiak
206-286-3405
----------------------------------------------------------------------------------------------------
Amtrak                           Motorola Vanguard 200 FRAD         5/5/97         A      $ 2,560.90
9500 Godwin Drive Bldg 250
Manassas
VA
22110
Kolleen Byrd
703-367-5404
----------------------------------------------------------------------------------------------------


                   MCI/Galileo International - Confidential

------------------------------------------------------------------------------------------------------------------------
                                                                                  MCI
                                                        Router                  Install Date                Equipment
               SITE                                      Type                                                  Cost
------------------------------------------------------------------------------------------------------------------------
Norwegian Cruise Line                            Motorola 6520 Router             1/24/97       A           $5,259.70
7665 Corporate Ctr. Drive, Bldg #6
Miami
FL
33126
Kevin Turner
305-460-4764
------------------------------------------------------------------------------------------------------------------------
Wizcom (Avis/Budget)                             Motorola 6520 Router             4/3/97        A           $5,259.70
900 Old Country Road
Garden City
NY
11530
Frank Carrao
###-##-####
------------------------------------------------------------------------------------------------------------------------
British Airways                                  Motorola Vanguard 200 FRAD       5/15/97       A           $2,560.90
75-20 Astoria Blvd. IPC Frame Room
Jackson Heights
NY
11320
Kevin Foskett
718-397-4065
------------------------------------------------------------------------------------------------------------------------
HMHF                                             Motorola Vanguard 200 FRAD       5/7/97        A           $2,560.90
29566 Nrthwestern Hwy., Syst. Dept.
Southfield
MI
48083
Mike Hooper
810-827-4050
------------------------------------------------------------------------------------------------------------------------
Princess Cruise Lines                            Motorola Vanguard 200 FRAD       4/11/97       A           $3,240.80
1801 Century Park East
Los Angeles
CA
90067
Lou Fournier
310-553-6330
------------------------------------------------------------------------------------------------------------------------
Hilton Hotels                                    Motorola Vanguard 200 FRAD       3/17/97       A           $3,240.80
5490 Canoga Avenue
Woodland Hills
CA
91367
Ray Rivera
818-715-5393
------------------------------------------------------------------------------------------------------------------------

                   MCI/Galileo International - Confidential


------------------------------------------------------------------------------------------------------------------------
                                                                                    MCI
                                                           Router               Install Date                 Equipment
           SITE                                             Type                                               Cost
------------------------------------------------------------------------------------------------------------------------
Key Tours                                        Motorola Vanguard 200 FRAD         6/1/97      A           $2,466.00
525 Winsor Avenue
Windsor
Ontario Canada
N9A6X2
Greg Mitchell
519-258-7044
------------------------------------------------------------------------------------------------------------------------
Marriott Hotels                                  Motorola Vanguard 200 FRAD        12/18/96     A           $2,809.30
7300 Crestwood Blvd.
Fredrick
MD
21701
Stephen Wang
301-380-1130
------------------------------------------------------------------------------------------------------------------------
Holiday Inn                                      Motorola Vanguard 200 FRAD         2/26/97     A           $3,240.80
1200 Windward Concourse
Alpharetta
GA
30202
Norm Singleton
770-442-7100
------------------------------------------------------------------------------------------------------------------------
ITT Sheraton                                     Motorola Vanguard 200 FRAD         2/27/97     A           $3,240.80
1505 Washington Street
Braintree
MA
02184
Andrew Zanier
617-849-4166
------------------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruise Line                      Motorola Vanguard 200 FRAD         6/15/97                 $2,560.90
1050 Caribbean Way, 6th floor
Miami
FL
33132
Tim Hawkins
305-539-6534
------------------------------------------------------------------------------------------------------------------------
Aero Mexicana                                    Motorola Vanguard 200 FRAD         6/15/97                 $2,560.90
9841 Airport Blvd., Suite 200
Los Angeles
CA
90293
Oscar Ocampo Trujillo
310-646-0403
------------------------------------------------------------------------------------------------------------------------



                   MCI/Galileo International - Confidential

----------------------------------------------------------------------------------------------------------------------
                                                                                 MCI
                                                         Router              Install Date                    Equipment
                  SITE                                    Type                                                 Cost
----------------------------------------------------------------------------------------------------------------------
Thisco                                           Motorola 6520 Router           6/1/97          A          $3,997.00
7500 North Dreamy Draw, Suite 120
Phoenix
AZ
85020
Paul Coit
602-861-7638
----------------------------------------------------------------------------------------------------------------------
Trafalgar Tours NYC                              Motorola Vanguard 200 FRAD     2/27/97         A          $  753.90
11 East 26th Street
New York
NY
10010
John Warren, Ext. 290
212-689-8977
----------------------------------------------------------------------------------------------------------------------
Crystal Cruise Lines                             Motorola Vanguard 200 FRAD     2/24/97         A          $2,562.00
2121 Avenue of the Stars, Suite 200
Los Angeles
CA
90067
John Zimmerman
310-785-9300
----------------------------------------------------------------------------------------------------------------------
Premier Cruise Lines                             Motorola Vanguard 200 FRAD     3/14/97         A          $3,068.55
400 Challenger Road
Cape Canaveral
FL
32920
Tom Maggers
407-783-5061
----------------------------------------------------------------------------------------------------------------------
Logibro, Inc.                                    Motorola Vanguard 200 FRAD     2/28/97         A          $2,560.90
2 Place Alexis Nihon, Suite 1400
Montreal
Ontario Canada

Alan Levielle
514-931-4433
----------------------------------------------------------------------------------------------------------------------
Regent Holidays Ltd.                             Motorola Vanguard 200 FRAD     3/10/97         A          $2,560.90
6205 Airport Road, Bldg. A, Ste. 200
Missassagua
Ontario Canada

Michelle Dookie
905-673-0777
----------------------------------------------------------------------------------------------------------------------



                   MCI/Galileo International - Confidential

-------------------------------------------------------------------------------------------------------------------------
                                                                                          MCI
                                                               Router                 Install Date           Equipment
               SITE                                             Type                                            Cost
-------------------------------------------------------------------------------------------------------------------------
Terren                                            Motorola Vanguard 200 FRAD                6/10/97   A       $  2,466.00
4110 Yonge Street, Suite 509
North York
Ontario Canada

Randy Boles
416-590-060
-------------------------------------------------------------------------------------------------------------------------
Hilton (LCS)                                      Motorola 6520 Router                      6/15/97           $  5,259.70
2085Midway Road
Carrollton
TX
75006
Herb Boling
972-788-7428
-------------------------------------------------------------------------------------------------------------------------
Levy and Associates                               Motorola Vanguard 200 FRAD                6/15/97           $  2,347.70




-------------------------------------------------------------------------------------------------------------------------
Value Car                                         Motorola Vanguard 200 FRAD                6/15/97           $  2,347.70
621 NW53rd St., Ste. 700
Boca Raton
FL
33487
Jack Greene
561-998-7334
-------------------------------------------------------------------------------------------------------------------------
Preferred Holidays                                Motorola Vanguard 200 FRAD                6/15/97           $  2,347.70
3502 Woodview Trase
Indianapolis
IN
46268
Ken Davis
317-334-8230
-------------------------------------------------------------------------------------------------------------------------
Preferred Holidays                                Motorola Vanguard 200 FRAD                6/15/97           $  2,347.70
1203 SW 41st Ct.
Ft. Lauderdale
FL
33315
Ray Kincaid
954-359-700 ext 7005
-------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                                                         $350,673.19
-------------------------------------------------------------------------------------------------------------------------



                   MCI/Galileo International - Confidential